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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: April 23, 2004



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)




British Columbia, Canada              000-17082                              N/A
------------------------            ------------             -------------------
(Jurisdiction of                    (Commission                    (IRS Employer
Incorporation)                      File Number)             Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
              ----------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)

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ITEM 5.     OTHER EVENTS

            On April 23, 2004, QLT Inc. announced that Visudyne(R) (verteporfin), currently the only treatment for some forms of "wet" age-related macular degeneration (AMD), was reimbursed in Japan. Visudyne was approved by the Japanese Ministry of Health, Labour and Welfare in October 2003 for the "wet" form of AMD with all types of subfoveal choroidal neovascularization.

ITEM 7.     EXHIBITS

Exhibit
Number      Description
-------     ------------

99.1        Press release dated April 23, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.



                                                                 QLT Inc.
                                                          ----------------------
                                                                    (Registrant)





Date       April 23, 2004                  /s/  Paul J. Hastings
      ---------------------------          -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer